UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 19, 2011

CASABLANCA MINING LTD.
(Name of small business issuer specified in its charter)

Nevada	000-53558	80-0214005
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9880 Magnolia Ave. Suite 176
Santee, CA  92071
(Address of principal executive offices)

 (former name or former address, if changed since last report)

619-717-8047
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 19, 2011, Casablanca Mining Ltd. (the “Company”) and Angelique de Maison (“Ms. de Maison”) agreed to amend that certain Stock Purchase Agreement (the “Stock Purchase Agreement”), dated March 10, 2011, whereby Ms. de Maison agreed to purchase up to 1,000,000 shares of common stock of the Company (the “Common Stock”) for a purchase price of $1.00 per share, in one or more installments as requested by the Company.  The Stock Purchase Agreement was discussed in greater detail in the Company’s current report on Form 8-K filed on March 17, 2011.  Prior to the amendment, Ms. de Maison has purchased 981,702 shares of Common Stock pursuant to the Stock Purchase Agreement.

Pursuant to the amendment, the Company has agreed to sell, and Ms. de Maison has agreed to purchase up to an additional 1,000,000 shares of Common Stock pursuant to the Stock Purchase Agreement, bringing the total number of shares of Common Stock purchasable pursuant to the Stock Purchase Agreement to 2,000,000.  The purchase of 985,960 shares of Common Stock was completed concurrently with the execution of the Stock Purchase Agreement.  Under the amendment, either the Company or Ms. de Maison may terminate its or her respective obligations under the Stock Purchase Agreement with respect to any shares of Common Stock that are not purchased on or prior to September 30, 2011.

As of the date of the amendment, Ms. de Maison beneficially owned 14.58% of the Company’s outstanding Common Stock.  Ms. de Maison may also be considered a related party to Zirk Engelbrecht, who is President and a director and of the Company, under the rules of the Securities Exchange Act of 1934.  Ms. de Maison, and any entity controlled by Ms. de Maison, disclaim beneficial ownership of any securities beneficially owned by Mr. Engelbrecht or any entity controlled by Mr. Engelbrecht, and Mr. Engelbrecht, and any entity controlled by Mr. Engelbrecht, disclaim beneficial ownership of any securities beneficially owned by Ms. de Maison or any entity controlled by Ms. de Maison.

 The preceding discussion is qualified in its entirety by the full text of the amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 3.02                      UNREGISTERED SALES OF EQUITY SECURITIES

Reference is made to the information provided under item 1.01 of this Report, which is incorporated herein by this reference.  All issuances of the Company’s securities pursuant to the above have been made, or will be made, in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.  No general solicitation or advertising was used in connection with the sale of the shares, and the Company has imposed appropriate limitations on resales.  There was no underwriter involved.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exhibit	Description

10.1	Amendment No. 1 to Stock Purchase Agreement, dated May 19, 2011, between Casablanca Mining Ltd. and Angelique de Maison.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2011	USD ENERGY CORP.

	By:	/s/ Trisha Malone
Trisha Malone Chief Financial Officer